UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 11, 2012

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2012, MPG Office Trust, Inc. and MPG Office, L.P. (together, the “Company”) entered into a Separation Agreement with Jonathan L. Abrams, its Executive Vice President, General Counsel and Secretary. A copy of the agreement is filed as Exhibit 99.1 to this report.

Under the terms of this agreement, Mr. Abrams resigned as an employee and officer of the Company effective September 11, 2012. Subject to his execution and non-revocation of a general release of claims, Mr. Abrams will be paid a lump-sum cash payment of $350,000 and will be reimbursed for premiums for group health insurance coverage for up to 18 months from September 11, 2012, unless he becomes re-employed with another employer and is eligible to receive group health insurance coverage under another employer’s plans during that period.

Pursuant to the terms of this agreement, Mr. Abrams restricted stock units and dividend equivalents that were unvested as of September 11, 2012 were forfeited.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2012, Jonathan L. Abrams, the Company’s Executive Vice President, General Counsel and Secretary, entered into a Separation Agreement with the Company. Under the terms of this agreement, Mr. Abrams resigned as an employee and officer of the Company effective September 11, 2012.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 11, 2012, the Company issued a press release announcing the promotion of Christopher M. Norton to Executive Vice President, General Counsel and Secretary effective immediately. In addition, the Company announced that it had entered into a separation agreement dated September 11, 2012 with Jonathan L. Abrams, its former Executive Vice President, General Counsel and Secretary. A copy of the press release is furnished herewith as Exhibit 99.2.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are either filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Separation Agreement dated September 11, 2012
99.2**	Press release dated September 11, 2012
_________

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:   As of September 11, 2012